SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2003

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19291	33-0282651

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California 92614

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (949) 851-1473

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

               99.1  Press release dated July 23, 2003.

Item 9. Regulation FD Disclosure

     The information contained in this item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with the SEC Release No. 33-8216. This information and the exhibit attached to this report is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 23, 2003, CorVel Corporation issued a press release announcing its unaudited financial results for the three months ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit No. 99.1.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 2003

CORVEL CORPORATION, a Delaware corporation (Registrant)

	By:	/s/ RICHARD J. SCHWEPPE

Richard J. Schweppe Chief Financial Officer and Secretary

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Index to Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 23, 2003, announcing CorVel Corporation’s unaudited financial results for the three months ended June 30, 2003.

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